                                                                   Exhibit 10.11

                                                                       EXHIBIT G


                               GUARANTY AGREEMENT

GUARANTY, dated as of November 15, 2004, made by DAVEL COMMUNICATIONS, INC., a Delaware corporation, DAVEL FINANCING COMPANY, LLC, a Delaware limited liability company, PHONETEL TECHNOLOGIES, INC., an Ohio corporation and CHEROKEE COMMUNICATIONS, INC., a Texas corporation, and each of the direct and indirect Subsidiaries of the foregoing Persons who have executed this Guaranty on the signature page below (each, a "GUARANTOR" and collectively, the "GUARANTORS"), in favor of AIRLIE OPPORTUNITY MASTER FUND LTD., a Cayman Islands company ("AIRLIE"), on behalf of itself and any successor Lender under the Credit Agreement referred to below (with Airlie, the "LENDER"), and CORNELL CAPITAL PARTNERS, L.P., a Delaware limited partnership ("CORNELL CAPITAL"). The Lender and Cornell Capital are sometimes hereinafter individually referred to as a "CREDIT PARTY" or collectively as the "CREDIT PARTIES."

                                  WITNESSETH:

WHEREAS, Cornell Capital has heretofore made Cornell Capital Loans aggregating $13,200,000 in principal amount to MOBILEPRO CORP., a Delaware corporation ("MOBILEPRO"), representing the Cornell Capital Obligations; and

WHEREAS, MobilePro and Davel Acquisition Corp., a Delaware corporation (collectively, the "BORROWERS"), the Lender, and each Guarantor are parties to a Credit Agreement, dated as of November 15, 2004 (such agreement, as amended, restated, supplemented or otherwise modified from time to time, being hereinafter referred to as the "CREDIT AGREEMENT");

WHEREAS, pursuant to the Credit Agreement, the Lender has agreed to extend credit to the Borrowers consisting of a term loan of $15,200,000, the proceeds of which are to be used by the Borrowers to acquire Davel Credit Parties Debt and the Cerebus Subordinated Debt (as defined in the Credit Agreement) owed by each Guarantors;

WHEREAS, pursuant to the Davel Credit Parties Forebearance Agreement, the Lender has agreed to forebear from exercising its rights and remedies under the Davel Credit Parties Debt, the Cerebus Subordinated Debt and the Selling Lenders Loan Documents; and

WHEREAS, pursuant to Section 1.05(f) of the Credit Agreement, each of each Guarantors is required to execute and deliver to the Lender a guaranty guaranteeing all Loans and all other Obligations under the Credit Agreement;

WHEREAS, the Guarantors, as direct and indirect Subsidiaries of MobilePro immediately following the date of this Agreement will receive direct benefits from Cornell Capital continuing to provide equity financing to MobilePro under the Cornell Capital Equity Line of Credit Agreements; and

WHEREAS, each Guarantor has determined that its execution, delivery and performance of this Guaranty directly benefit, and are within the corporate purposes and in the best interests of, each Guarantor; and

WHEREAS, the Purchaser directly or indirectly owns 95.2% of the issued and outstanding shares of capital stock of each Guarantor.

NOW, THEREFORE, in consideration of the premises and the agreements herein and in order to induce the Lender to enter into the Credit Agreement and to make and maintain the Loan pursuant thereto, each Guarantor hereby agrees with the Lender as follows:

         Section 1. Definitions. Reference is hereby made to the Credit Agreement for a statement of the terms thereof. All terms used in this Guaranty which are defined in the Credit Agreement and not otherwise defined herein shall have the same meanings herein as set forth therein.

         Section 2. Guaranty. Each Guarantors does hereby jointly and severally
(a) irrevocably, absolutely and unconditionally guaranty the prompt payment by the Borrowers, as and when due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), of (i) all of the Obligations from time to time owing in respect of the Credit Agreement or any other Loan Document, and (ii) all of the Cornell Capital Obligations, whether for principal, interest (including, without limitation, all interest that accrues after the commencement of any Insolvency Proceeding with respect to the Borrowers, whether or not a claim for post-filing interest is allowed in such proceeding), fees, commissions, expense reimbursements, indemnifications or otherwise, and whether accruing before or subsequent to the commencement of any Insolvency Proceeding with respect to the Borrowers (notwithstanding the operation of the automatic stay under Section 362(a) of the U.S. Bankruptcy
Code), and the due performance and observance by the Borrowers of its other obligations now or hereafter existing in respect of the Credit Agreement, and other Loan Documents or the Cornell Capital Loans (collectively, the "GUARANTEED OBLIGATIONS"), and (ii) agrees to pay any and all expenses (including counsel fees and expenses) incurred by the Lender in enforcing any rights under this Guaranty. Without limiting the generality of the foregoing, each Guarantor's liability shall extend to all amounts that constitute part of the Guaranteed Obligations and would be owed by the Borrowers to the Lender under any of the Credit Agreement, and other Loan Documents or the Cornell Capital Loans (individually and collectively, a "CREDIT DOCUMENT") but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving any Credit Party.

         Section 3. Guaranty Absolute; Continuing Guaranty; Assignments.

         (a) Each Guarantor hereby jointly and severally guarantees that the Guaranteed Obligations will be paid strictly in accordance with the terms of the Credit Documents, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Lender with respect thereto. Each Guarantor agrees that its guarantee constitutes a guaranty of payment when due and not of collection and waives any right to require that any resort be made by the Lender to any Collateral. The obligations of each Guarantor under this Guaranty are independent of the obligations under the Credit Agreement and the other Credit Documents, and a separate action or actions may be brought and prosecuted against each Guarantor to enforce this Guaranty, irrespective of whether any action is brought against any Credit Party or whether any Credit Party is joined in any such action or actions. The liability of each Guarantor under this Guaranty shall be irrevocable, absolute and unconditional irrespective of, and each Guarantor hereby irrevocably waives any defenses it may now or hereafter have in any way relating to, any or all of the following:

                  (i) any lack of validity or enforceability of any Credit Document or any agreement or instrument relating thereto;

                  (ii) any change in the time, manner or place of payment of, or in any other term in respect of, all or any of the Guaranteed Obligations, or any other amendment or waiver of or any consent to departure from any Credit Document, including, without limitation, any increase in the Guaranteed Obligations resulting from the extension of additional credit to any Credit Party or otherwise;

                  (iii) any taking, exchange, release or non-perfection of any Collateral, or any taking, release or amendment or waiver of or consent to departure from any other guaranty, for all or any of the Guaranteed Obligations;

                  (iv) the existence of any claim, set-off, defense or other right that each Guarantor may have against any Person, including, without limitation, the Lender;

                  (v) any change, restructuring or termination of the corporate, limited liability company or partnership structure or existence of any Credit Party; or

                  (vi) any other circumstance (including any statute of limitations) or any existence of or reliance on any representation by the Lender that might otherwise constitute a defense available to, or a discharge of, any Credit Party or any other Guarantor or surety.

This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Obligations is rescinded or must otherwise be returned by the Lender or any other Person upon the insolvency, bankruptcy or reorganization of any Credit Party or otherwise, all as though such payment had not been made.

         (b) This Guaranty is a continuing guaranty and shall (i) remain in full force and effect until the later of (x) the payment in full, whether in cash or securities, as the case may be, of the Guaranteed Obligations and all other amounts payable under this Guaranty and (y) the Final Maturity Date, (ii) be binding upon each Guarantor, its successors and assigns and (iii) inure to the benefit of and be enforceable by the Lender and their successors, pledgees, transferees and assigns. Without limiting the generality of the foregoing clause
(iii), the Lender may pledge, assign or otherwise transfer all or any portion of its rights and obligations under any Credit Document to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Lender herein or otherwise, in each case as provided in the Credit Agreement.

         Section 4. Waivers. Each Guarantor hereby waives, to the full extent permitted by applicable law, (i) promptness and diligence; (ii) notice of acceptance and notice of the incurrence of any Obligation by any Borrowers;
(iii) notice of any actions taken by Lender, any Borrowers, any Credit Party or the Lender under any Credit Document or any other agreement or instrument related thereto; (iv) all other notices, demands and protests, and all other formalities of every kind in connection with the enforcement of the Obligations or of the obligations of each Guarantor hereunder, the omission of or delay in which, but for the provisions of this Section 4, might constitute grounds for relieving each Guarantor of its obligations hereunder; (v) any right to compel or direct the Lender to seek payment or recovery of any amounts owed under this Guaranty from any one particular fund or source; (vi) any requirement that the Lender protect, secure, perfect or insure any security interest or Lien or any property subject thereto or exhaust any right or take any action against any Borrowers, any other Credit Party or any other Person or any Collateral; and
(vii) any other defense available to each Guarantor. Each Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated herein and that the waiver set forth in this Section 4 is knowingly made in contemplation of such benefits. Each Guarantor hereby waives any right to revoke this Guaranty, and acknowledges that this Guaranty is continuing in nature and applies to all Guaranteed Obligations, whether existing now or in the future.

         Section 5. Subrogation.

         (a) Until the final payment in cash and securities pursuant to the terms of the Credit Agreement and performance in full of all of the Obligations, each Guarantor shall not exercise any rights against the Borrowers or any other Guarantor arising as a result of payment by the Borrowers or such Guarantor hereunder, by way of subrogation, reimbursement, restitution, contribution or otherwise, and will not prove any claim in competition with the Lender in respect of any payment hereunder in any Insolvency Proceedings; each Guarantor will not claim any set-off, recoupment or counterclaim against the Borrowers or any other Guarantor in respect of any liability of each Guarantor to such Borrowers or Guarantor; and each Guarantor and the Borrowers waives any benefit of and any right to participate in any collateral security which may be held by the Lender.

         (b) The payment of any amounts due with respect to any Indebtedness of the Borrowers or each Guarantor for money borrowed or credit received now or hereafter owed to each Guarantor is hereby subordinated to the prior payment in full of all of the Obligations. Each Guarantor agrees that, after the occurrence of any default in the payment or performance of any of the Obligations, each Guarantor will not demand, sue for or otherwise attempt to collect any such indebtedness of the Borrowers or other Guarantor to each Guarantor until all of the Obligations shall have been paid in full. If, notwithstanding the foregoing sentence, each Guarantor shall collect, enforce or receive any amounts in respect of such indebtedness while any Obligations are still outstanding, such amounts shall be collected, enforced and received by each Guarantor as trustee for the Lender and be paid over to the Lender, on account of the Obligations without affecting in any manner the liability of each Guarantor under the other provisions of this Guaranty.

         Section 6. Representations, Warranties and Covenants. Each Guarantor hereby represents and warrants as follows:

         (a) Each Guarantor (i) is a corporation or other entity, duly organized, validly existing and in good standing under the laws of the state or other applicable jurisdiction of its organization as set forth on the first page hereof, (ii) has all requisite power and authority to conduct its business as now conducted and as presently contemplated and to execute and deliver this Guaranty and each other Credit Document to which each Guarantor is a party, and to consummate the transactions contemplated hereby and thereby and (iii) is duly qualified to do business and is in good standing in each jurisdiction in which the character of the properties owned or leased by it or in which the transaction of its business makes such qualification necessary and where the failure to be so qualified could reasonably be expected to have a Material Adverse Effect.

         (b) The execution, delivery and performance by each Guarantor of this Guaranty and each other Credit Document to which each Guarantor is a party (i) have been duly authorized by all necessary action, (ii) do not and will not contravene its charter or by-laws, or any applicable law or regulation or any contractual restriction binding on or otherwise affecting each Guarantor or its properties, (iii) do not and will not result in or require the creation of any Lien (other than pursuant to any Credit Document) upon or with respect to any of its properties, and (iv) do not and will not result in any default, noncompliance, suspension, revocation, impairment, forfeiture or nonrenewal of any permit, license, authorization or approval applicable to it or its operations or any of its properties.

         (c) No authorization or approval or other action by, and no notice to or filing with, any Governmental Agency is required in connection with the due execution, delivery and performance by each Guarantor of this Guaranty or any of the other Credit Documents to which each Guarantor is a party, except for the filing of any UCC financing statement or such other registrations, filings or recordings as may be necessary to perfect the Lien purported to be created by any Credit Documents to which each Guarantor is a party.

         (d) Each of this Guaranty and the other Credit Documents to which each Guarantor is or will be a party, when delivered, will be, a legal, valid and binding obligation of each Guarantor, enforceable against each Guarantor in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws.

         (e) (i) There are no pending or written notices threatening any action, suit or proceeding affecting each Guarantor before any court or other Governmental Agency or any arbitrator that (x) if adversely determined could reasonably be expected to have a Material Adverse Effect or (y) relates to this Guaranty or any of the other Credit Documents to which each Guarantor is a party or any transaction contemplated hereby or thereby and (ii) as of the date hereof, each Guarantor does not hold any commercial tort claims in respect of which a claim has been filed in a court of law or a written notice by an attorney has been given to a potential defendant.

         (f) Each Guarantor (i) has read and understands the terms and conditions of the Credit Agreement and the other Credit Documents, and (ii) now has and will continue to have independent means of obtaining information concerning the affairs, financial condition and business of the other Credit Parties, and has no need of, or right to obtain from the Lender, any credit or other information concerning the affairs, financial condition or business of the other Credit Parties that may come under the control of the Lender.

         Section 7. Right of Set-off. Upon the occurrence and during the continuance of any Event of Default, the Lender may, and are hereby authorized to, at any time and from time to time, without notice to each Guarantor (any such notice being expressly waived by each Guarantor) and to the fullest extent permitted by law, set-off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by the Lender to or for the credit or the account of each Guarantor against any and all obligations of each Guarantor now or hereafter existing under this Guaranty or any other Credit

Document, irrespective of whether or not the Lender shall have made any demand under this Guaranty or any other Credit Document and although such obligations may be contingent or unmatured. The Lender agrees to notify each Guarantor promptly after any such set-off and application made by the Lender, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Lender under this Section 7 are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Lender may have under this Guaranty or any other Credit Document in law or otherwise.

         Section 8. Notices, Etc. All notices and other communications provided for hereunder shall be in writing and shall be mailed (by certified mail, postage prepaid and return receipt requested), telecopied or delivered, if to each Guarantor, to it at its address set forth on the signature page hereto, or if to Lender, to it at its address set forth in the Credit Agreement; or as to either such Person at such other address as shall be designated by such Person in a written notice to such other Person complying as to delivery with the terms of this Section 8. All such notices and other communications shall be effective
(i) if mailed, when received or three days after deposited in the mail, whichever occurs first, (ii) if telecopied, when transmitted and confirmation is received, or (iii) if delivered, upon delivery.

         Section 9. CONSENT TO JURISDICTION; SERVICE OF PROCESS AND VENUE. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS GUARANTY OR ANY OTHER CREDIT DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK IN THE COUNTY OF NEW YORK OR OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, THE GUARANTOR HEREBY IRREVOCABLY ACCEPTS IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. THE GUARANTOR HEREBY IRREVOCABLY APPOINTS THE SECRETARY OF STATE OF THE STATE OF NEW YORK AS ITS AGENT FOR SERVICE OF PROCESS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING AND FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS AND IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, CARE OF EITHER MOBILEPRO CORP. OR DAVEL COMMUNICATIONS, INC. AT ITS ADDRESS FOR NOTICES AS SET FORTH IN THE CREDIT AGREEMENT AND TO THE SECRETARY OF STATE OF THE STATE OF NEW YORK, SUCH SERVICE TO BECOME EFFECTIVE TEN (10) DAYS AFTER SUCH MAILING. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE LENDER TO SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE GUARANTOR IN ANY OTHER JURISDICTION. THE GUARANTOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE JURISDICTION OR LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT THE GUARANTOR HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, THE GUARANTOR HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS GUARANTY AND THE OTHER CREDIT DOCUMENTS.

         SECTION 10. WAIVER OF JURY TRIAL, ETC. THE GUARANTOR HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM CONCERNING ANY RIGHTS UNDER THIS GUARANTY OR THE OTHER CREDIT DOCUMENTS, OR UNDER ANY AMENDMENT, WAIVER, CONSENT, INSTRUMENT, DOCUMENT OR OTHER AGREEMENT DELIVERED OR WHICH IN THE FUTURE MAY BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH, OR ARISING FROM ANY FINANCING RELATIONSHIP EXISTING IN CONNECTION WITH THIS GUARANTY OR THE OTHER CREDIT DOCUMENTS, AND AGREES THAT ANY SUCH ACTION, PROCEEDING OR COUNTERCLAIM SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. THE GUARANTOR CERTIFIES THAT NO OFFICER, REPRESENTATIVE, AGENT OR ATTORNEY OF THE LENDER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE LENDER WOULD NOT, IN THE

EVENT OF ANY ACTION, PROCEEDING OR COUNTERCLAIM, SEEK TO ENFORCE THE FOREGOING WAIVERS. THE GUARANTOR HEREBY ACKNOWLEDGES THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LENDER ENTERING INTO THIS AGREEMENT.

         Section 11. Taxes.

         (a) All payments made by each Guarantor hereunder, under any Note or under any other Credit Document will be made without setoff, counterclaim or other defense. All such payments will be made free and clear of, and without deduction or withholding for, any present or future taxes, levies, imposts, duties, fees, assessments or other charges of whatever nature now or hereafter imposed by any jurisdiction or by any political subdivision or taxing authority (collectively, "TAXES") thereof or therein with respect to such payments (but excluding any Tax imposed on or measured by the net income or net profits of a Lender imposed on it pursuant to the laws of the jurisdiction in which it is organized or the jurisdiction in which the principal office or applicable lending office of the Lender is located). If any Guarantor shall be required to deduct or to withhold any Taxes from or in respect of any amount payable hereunder or under any other Credit Document,

                  (i) the amount so payable shall be increased so that after making all required deductions and withholdings (including Taxes on amounts payable pursuant to this sentence) the Lender, as the case may be, receive an amount equal to the sum they would have received had no such deduction or withholding been made,

                  (ii) each Guarantor shall make such deduction or withholding,

                  (iii) each Guarantor shall pay the full amount deducted or withheld to the relevant taxation authority in accordance with applicable law, and

                  (iv) as promptly as possible thereafter, each Guarantor shall send the Lender an official receipt (or, if an official receipt is not available, such other documentation as shall be satisfactory to the Lender, as the case may be) evidencing payment of the amount or amounts so deducted or withheld. In addition, each Guarantor agrees to pay any present or future taxes, charges or similar levies which arise from any payment made hereunder or from the execution, delivery, performance, recordation or filing of, or otherwise with respect to, this Agreement or any other Credit Document.

         (b) Each Guarantor hereby indemnifies and agrees to hold the Lender harmless from and against Taxes (including, without limitation, any Taxes imposed by any jurisdiction on amounts payable under this Section 11) paid by the Lender and any liability (including penalties, interest and expenses for nonpayment, late payment or otherwise) arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally asserted. Such indemnification shall be paid within 10 days from the date on which the Lender makes written demand therefor, which demand shall identify in reasonable detail the nature and amount of such Taxes.

         (c) If each Guarantor fails to perform any of its obligations under this Section 11, each Guarantor shall indemnify the Lender for any taxes, interest or penalties that may become payable as a result of any such failure. The obligations of each Guarantor under this Section 11 shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.

         Section 12. Miscellaneous.

         (a) Each Guarantor will make each payment hereunder in lawful money of the United States of America and in immediately available funds to the Lender, at such address specified by Lender from time to time by notice to each Guarantor.

         (b) No amendment of any provision of this Guaranty shall be effective unless it is in writing and signed by each Guarantor and Lender, and no waiver of any provision of this Guaranty, and no consent to any departure by each Guarantor therefrom, shall in any event be effective unless the same shall be in writing and signed by each Guarantor and Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         (c) No failure on the part of the Lender to exercise, and no delay in exercising, any right hereunder or under any other Credit Document shall operate as a waiver thereof, nor shall any single or partial exercise of any right hereunder or under any other Credit Document preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies of the Lender provided herein and in the other Credit Documents are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law. The rights of the Lender under any Credit Document against any party thereto are not conditional or contingent on any attempt by the Lender to exercise any of their rights under any other Credit Document against such party or against any other Person.

         (d) Any provision of this Guaranty which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

         (e) This Guaranty shall (i) be binding on each Guarantor and its successors and assigns, and (ii) inure, together with all rights and remedies of the Lender hereunder, to the benefit of the Lender and their respective successors, transferees and assigns. Without limiting the generality of clause
(ii) of the immediately preceding sentence, the Lender may assign or otherwise transfer its rights under the Credit Agreement or any other Credit Document to any other Person, and such other Person shall thereupon become vested with all of the benefits in respect thereof granted to the Lender herein or otherwise. None of the rights or obligations of each Guarantor hereunder may be assigned or otherwise transferred without the prior written consent of Lender.

         (f) This Guaranty and the other Credit Documents reflect the entire understanding of the transactions contemplated hereby and thereby and shall not be contradicted or qualified by any other agreement, oral or written, before the date hereof.

         (g) Section headings herein are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

         (h) This Guaranty and the other Credit Documents (unless expressly provided to the contrary in another Credit Document in respect of such other Credit Document) shall be governed by, and construed in accordance with, the law of the State of New York applicable to contracts made and to be performed in the State of New York.

[the balance of this page intentionally left blank]

IN WITNESS WHEREOF, each Guarantor has caused this Guaranty to be executed by an officer thereunto duly authorized, as of the date first above written.

DAVEL COMMUNICATIONS, INC.
a Delaware corporation


By: /S/ GEOFFERY B. AMEND
    -----------------------------------
Name:   Geoffery B. Amend
Title:  Executive Vice President

DAVEL FINANCING COMPANY LLC
a Delaware limited liability company


By: /S/ GEOFFERY B. AMEND
    -----------------------------------
Name:   Geoffery B. Amend
Title:  Executive Vice President

PHONETEL TECHNOLOGIES, INC.
an Ohio corporation


By: /S/ GEOFFERY B. AMEND
    -----------------------------------
Name:   Geoffery B. Amend
Title:  Executive Vice President

CHEROKEE COMMUNICATIONS, INC.
a Texas corporation


By: /S/ GEOFFERY B. AMEND
    -----------------------------------
Name:   Geoffery B. Amend
Title:  Executive Vice President

DAVEL COMMUNICATIONS GROUP, INC.,
an Illinois corporation


By: /S/ GEOFFERY B. AMEND
    -----------------------------------
Name:   Geoffery B. Amend
Title:  Executive Vice President

ADTEC COMMUNICATIONS, INC.,
a Florida corporation


By: /S/ GEOFFERY B. AMEND
    -----------------------------------
Name:   Geoffery B. Amend
Title:  Executive Vice President

CENTRAL PAYPHONE SERVICES, INC.,
a Georgia corporation


By: /S/ GEOFFERY B. AMEND
    -----------------------------------
Name:   Geoffery B. Amend
Title:  Executive Vice President

COMMUNICATIONS CENTRAL INC.,
a Georgia corporation


By: /S/ GEOFFERY B. AMEND
    -----------------------------------
Name:   Geoffery B. Amend
Title:  Executive Vice President

COMMUNICATIONS CENTRAL OF GEORGIA, INC., a Georgia corporation


By: /S/ GEOFFERY B. AMEND
    -----------------------------------
Name:   Geoffery B. Amend
Title:  Executive Vice President

DAVEL MEDIA, INC.,
a Delaware corporation


By: /S/ GEOFFERY B. AMEND
    -----------------------------------
Name:   Geoffery B. Amend
Title:  Executive Vice President

DAVEL MEXICO, LTD.,
an Illinois corporation


By: /S/ GEOFFERY B. AMEND
    -----------------------------------
Name:   Geoffery B. Amend
Title:  Executive Vice President

DAVELTEL, INC.,
an Illinois corporation


By: /S/ GEOFFERY B. AMEND
    -----------------------------------
Name:   Geoffery B. Amend
Title:  Executive Vice President

INTERSTATE COMMUNICATIONS, INC.,
a Georgia corporation


By: /S/ GEOFFERY B. AMEND
    -----------------------------------
Name:   Geoffery B. Amend
Title:  Executive Vice President

INVISION TELECOM, INC.,
a Georgia corporation


By: /S/ GEOFFERY B. AMEND
    -----------------------------------
Name:   Geoffery B. Amend
Title:  Executive Vice President

PEOPLES ACQUISITION CORPORATION,
a Pennsylvania corporation


By: /S/ GEOFFERY B. AMEND
    -----------------------------------
Name:   Geoffery B. Amend
Title:  Executive Vice President

PEOPLES COLLECTORS, INC.,
a Delaware corporation


By: /S/ GEOFFERY B. AMEND
    -----------------------------------
Name:   Geoffery B. Amend
Title:  Executive Vice President

PEOPLES TELEPHONE COMPANY, INC.,
a New York corporation


By: /S/ GEOFFERY B. AMEND
    -----------------------------------
Name:   Geoffery B. Amend
Title:  Executive Vice President

PEOPLES TELEPHONE COMPANY, INC.,
a New Hampshire corporation


By: /S/ GEOFFERY B. AMEND
    -----------------------------------
Name:   Geoffery B. Amend
Title:  Executive Vice President


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

PTC CELLULAR, INC.,
a Delaware corporation


By: /S/ GEOFFERY B. AMEND
    -----------------------------------
Name:   Geoffery B. Amend
Title:  Executive Vice President

PTC SECURITY SYSTEMS, INC.,
a Florida corporation


By: /S/ GEOFFERY B. AMEND
    -----------------------------------
Name:   Geoffery B. Amend
Title:  Executive Vice President

SILVERADO COMMUNICATION CORP.,
a Colorado corporation


By: /S/ GEOFFERY B. AMEND
    -----------------------------------
Name:   Geoffery B. Amend
Title:  Executive Vice President

TELALEASING INTERPRISES, INC.,
an Illinois corporation


By: /S/ GEOFFERY B. AMEND
    -----------------------------------
Name:   Geoffery B. Amend
Title:  Executive Vice President

T.R.C.A., INC.,
an Illinois corporation.


By: /S/ GEOFFERY B. AMEND
    -----------------------------------
Name:   Geoffery B. Amend
Title:  Executive Vice President

Address:

    -----------------------------------

    -----------------------------------

    -----------------------------------


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